                                                                    EHXIBIT 10.5
                                                                    ------------

                             TIBCO SOFTWARE INC.

                          1998 DIRECTOR OPTION PLAN
              (as amended and restated effective as of the date
               of obtaining stockholder approval in May 1999)


    1.   Purposes of the Plan.  The purposes of this 1998 Director Option Plan
         --------------------
are to attract and retain the best available personnel for service as Directors (as defined herein) of the Company, to provide additional incentive to Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

    2.   Definitions.  As used herein, the following definitions shall apply:
         -----------

         (a) "Administrator" means the Compensation Committee that shall be
              -------------
administering the Plan in accordance with Section 4 hereof.

         (b) "Applicable Laws" means the requirements relating to the
              ---------------
administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options are granted under the Plan.

         (c) "Board" means the Board of Directors of the Company.
              -----

         (d) "Code" means the Internal Revenue Code of 1986, as amended.
              ----

         (e) "Common Stock" means the common stock of the Company.
              ------------

         (f) "Company" means TIBCO Software Inc., a Delaware corporation.
              -------

         (g) "Compensation Committee"  means a compensation committee appointed
              ----------------------
by the Board.

         (h) "Director" means a member of the Board.
              --------

         (i) "Disability" means total and permanent disability as defined in
              ----------
Section 22(e)(3) of the Code.

         (j) "Employee" means any person, including Directors, employed by the
              --------
Company or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as
              ------------
amended.

         (l) "Fair Market Value" means, as of any date, the value of Common
              -----------------
Stock determined as follows:
              (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

              (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

              (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

         (m) "FASB Rule Change Effective Date" means the date of issuance of the
              -------------------------------
Financial Accounting Standards Board's interpretation of APB Opinion No. 25, based on the proposed interpretation issued on March 31, 1999.

         (n) "Inside Director" means a Director who is an Employee.
              ---------------

         (o) "Option" means a stock option granted pursuant to the Plan.
              ------

         (p) "Option Agreement" means a written or electronic agreement between
              ----------------
the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

         (q) "Optioned Stock" means the Common Stock subject to an Option.
              --------------

         (r) "Optionee" means a Director who holds an Option granted under the
              --------
Plan.

         (s) "Outside Director" means a Director who is not an Employee.
              ----------------

         (t) "Parent" means a "parent corporation," whether now or hereafter
              ------
existing, as defined in Section 424(e) of the Code.

         (u) "Plan" means this 1998 Director Option Plan.
              ----

         (v) "Share" means a share of the Common Stock, as adjusted in
              -----
accordance with Section 11 below.

         (w) "Subsidiary" means a "subsidiary corporation," whether now or
              ----------
hereafter existing, as defined in Section 424(f) of the Code.

    3.   Stock Subject to the Plan.  Subject to the provisions of Section 11 of
         -------------------------
the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 1,650,000 Shares (the "Pool"). The Shares may be authorized but unissued, or reacquired Common Stock.

         If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, shall not be returned to the Plan and shall not become available for future distribution under the Plan.

    4.   Administration of the Plan.
         --------------------------

         (a) The Plan shall be administered by the Compensation Committee, which shall be constituted to comply with Applicable Laws.

         (b) Powers of the Administrator.  Subject to the provisions of the Plan
             ---------------------------
and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion:

             (i)    to determine the Fair Market Value;

             (ii) to select the Directors to whom Options may from time to time be granted hereunder;

             (iii) to determine the number of Shares to be covered by an Option granted to a Director;

             (iv)   to approve forms of agreement for use under the Plan;

             (v) to determine the terms and conditions, of any Option granted to a Director. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

             (vi) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(e) instead of Common Stock;

             (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

             (viii) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable; and

             (ix)   to construe and interpret the terms of the Plan and Options.

         (c) Effect of Administrator's Decision.  All decisions, determinations
             ----------------------------------
and interpretations of the Administrator shall be final and binding on all Optionees.

         (d) Procedure for Grants to Outside Directors.  Except as otherwise
             -----------------------------------------
provided in Section 4, all grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

             (i) No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options granted to Outside Directors; provided, however that any Outside Director may decline to receive an automatic Option grant hereunder by providing written notice to the Administrator prior to such automatic Option grant.

             (ii) On or after the FASB Rule Change Effective Date, each Outside Director shall be automatically granted an Option to purchase 10,000 Shares on January 1, April 1, July 1 and October 1 of each year provided he or she is then an Outside Director; provided, however, Outside Directors who received an automatic Option grant in February 1999, pursuant to the Plan, shall not be eligible to receive automatic grants until January 1, 2000.

             (iii) Each of the three (3) representatives of Reuters Group PLC or any of its wholly owned subsidiaries who are also Outside Directors shall be automatically granted an Option to purchase 100,000 Shares upon the date of obtaining stockholder approval of the Plan in May, 1999 (the "Reuters Initial Grants"), or a greater number of Shares as determined by the Administrator.

             (iv) Representatives of Reuters Group PLC or any of its wholly owned subsidiaries who are also Outside Directors may assign or transfer their Options to Reuters Group PLC or any of its wholly owned subsidiaries.

             (v) The terms of each Option granted hereunder shall be as follows:

                    (A) the term of the Option shall be ten (10) years.

                    (B) the Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 9 and 11 hereof.

                    (C) unless otherwise determined by the Administrator, the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                    (D) the Option shall be fully vested and exercisable on the date of grant.

             (vi) Notwithstanding any provision to the contrary, in the event that it is determined by the Administrator that automatic annual grants subject to vesting will not result in unfavorable accounting consequences to the Company, the Administrator shall amend the Plan to provide automatic annual grants subject to vesting in substantially the same form as provided by this Plan prior to its May 1999 amendment and restatement.

             (vii) In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Compensation Committee or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

    5.   Eligibility.
         -----------

         (a) Options may be granted only to Directors.

         (b) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director's relationship with the Company at any time.

    6.   Term of Plan. The amendment and restatement of the Plan shall become
         ------------
effective upon the date of stockholder approval of the Plan in May 1999; provided, however, that amendments that would cause the Plan or Options granted hereunder to fail to comply with applicable California "blue sky" securities laws shall not be effective until the IPO Effective Date. It shall continue in effect for a term of ten (10) years from the date of obtaining stockholder approval of the Plan in May, 1999, unless terminated earlier under Section 13 of the Plan.

    7.   Term of Option.  The term of each Option granted to an Inside Director
         --------------
shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof.

    8.   Consideration.  The consideration to be paid for the Shares to be
         -------------
issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

    9.   Exercise of Option.
         ------------------

         (a) Procedure for Exercise; Rights as a Stockholder. Any Option granted
             -----------------------------------------------
hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence.
An Option may not be exercised for a fraction of a Share.

             An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 11 of the Plan.

             Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

         (b) Termination of Continuous Status as a Director.  Subject to Section
             ----------------------------------------------
11 hereof, in the event an Optionee's status as a Director terminates (other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within three (3) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of such termination, and to the extent that the Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (c) Disability of Optionee.  In the event Optionee's status as a
             ----------------------
Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of termination, or if he or she does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (d) Death of Optionee.  In the event of an Optionee's death, the
             -----------------
Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death, and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of its ten (10) year term). To the extent that the Optionee was not entitled to exercise an Option on the date of death, and to the extent that the Optionee's estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

         (e) Buyout Provisions.  The Administrator may at any time offer to buy
             -----------------
out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

    10.  Non-Transferability of Options.  Unless determined otherwise by the
         ------------------------------
Administrator, Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option transferable, such Option shall contain such additional terms and conditions as the Administrator deems appropriate.

    11.  Adjustments Upon Changes in Capitalization, Merger or Asset Sale.
         ----------------------------------------------------------------

         (a) Changes in Capitalization.  Subject to any required action by the
             -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         (b) Dissolution or Liquidation.  In the event of the proposed
             --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale.  In the event of a merger of the Company with
             --------------------
or into another corporation or the sale of substantially all of the assets of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the "Successor Corporation"). If an Option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in
Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. Following such assumption or substitution, if the Optionee's status as a Director or director of the Successor Corporation, as applicable, is terminated other than upon a voluntary resignation by the Optionee, the Option or option shall become fully exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Sections 9(b) through (d) above.

    If the Successor Corporation does not assume an outstanding Option or substitute for it an equivalent option, the Option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. In such event the Compensation Committee shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and upon the expiration of such period the Option shall terminate.

    For the purposes of this Section 11(c), an Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

    12.  Time of Granting Options.  The date of grant of an Option shall, for
         ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Director to whom an Option is so granted within a reasonable time after the date of such grant.

    13.  Amendment and Termination of the Plan.
         -------------------------------------

         (a) Amendment and Termination.  The Compensation Committee may at any
             -------------------------
time amend, alter, suspend or terminate the Plan.

         (b) Stockholder Approval.  The Compensation Committee shall obtain
             --------------------
stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

         (c) Effect of Amendment or Termination.  No amendment, alteration,
             ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

    14.  Conditions Upon Issuance of Shares.
         ----------------------------------

         (a) Legal Compliance.  Shares shall not be issued pursuant to the
             ----------------
exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         (b) Investment Representations.  As a condition to the exercise of an
             --------------------------
Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

    15.  Inability to Obtain Authority.  The inability of the Company to obtain
         -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

    16.  Reservation of Shares.  The Company, during the term of this Plan,
         ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.